Advances for Vessels Under Construction	6 Months Ended
Jun. 30, 2014
Advances for Vessels Under Construction [Abstract]
Advances for Vessels Under Construction

4. Advances for Vessels under Construction

Advances for vessels under construction relate to the installments paid that were due to the respective shipyard including capitalized expenses.

As of December 31, 2013, the Company’s newbuilding program consisted of one Handysize drybulk carrier (Hull no. 625 or M/V Proud Seas), two Ultramax drybulk carriers (Hull numbers DY152 and DY153) and one 4,800 TEU containership (C/V Box King) with expected deliveries in 2014, as well as two Ultramax drybulk carriers (Hull numbers DY4050 and DY4052) with expected deliveries in 2015.

On January 7, 2014, the Company took delivery of its fourth Handysize drybulk carrier; the M/V Proud Seas. In January 2014, an amount of $21,637,078 was paid to the shipyard representing the final installment of the respective vessel, which was financed from the syndicated secured loan facility led by Nordea Bank Finland Plc (“Nordea”) dated May 5, 2011 (refer to Note 7).

In March 2014, the Company entered into contracts with Jiangsu Yangzijiang Shipbuilding Co. for the construction of three Kamsarmax newbuilding drybulk carriers. The Kamsarmax newbuildings have a carrying capacity of 81,800 dwt each, with scheduled delivery between the third and fourth quarter of 2015. The acquisition cost of these three newbuildings is $30,550,000 per vessel, or $91,650,000 in the aggregate. In March 2014, the Company paid a first installment of $9,165,000 per vessel. In addition, in March 2014, an amount of $305,500 per vessel was paid to Allseas, representing vessel purchase commission equal to 1% of the acquisition cost, pursuant to the newbuilding supervision agreements between the respective ship-owning companies and Allseas. The balance of the contract price, or $21,385,000 per vessel, will be payable upon the delivery of each vessel.

As of March 31, 2014, the Company assessed as probable the potential sale of the containership under construction. As a result of the Company’s intention to sell such vessel, an impairment loss of $15,695,282 was recorded in the first quarter of 2014 and is included in the accompanying unaudited interim condensed consolidated statements of comprehensive loss. The impairment loss is based on the Company’s best estimate of the fair value of the vessel on a time charter free basis, and is in line with the sale price of the memorandum of agreement that the Company entered into on April 25, 2014, for the sale of the C/V Box King to an unrelated third party, as discussed below.

On April 25, 2014, the Company entered into a memorandum of agreement for the sale of its 4,800 TEU containership newbuilding to an unrelated third party for $42,500,000, less 3% commission. In May 2014, the Company also agreed with the shipyard to reduce the contract price of the respective vessel by $770,000. In addition, the Company mutually agreed with China Development Bank to cancel the corresponding credit facility for the vessel, as discussed in Note 7.

The sale of the C/V Box King and its transfer to the new owners was concluded on May 23, 2014, and a gain of $402,805 was incurred. The net proceeds from the sale of the vessel amounted to $9,995,000 and represent the difference between the net sale price of the vessel and the outstanding contractual obligation due to the shipyard upon delivery that was resumed by the vessel’s new owners.

As of June 30, 2014, the Company’s newbuilding program consisted of two Ultramax drybulk carriers with scheduled delivery in 2014, as well as two Ultramax drybulk carriers and three Kamsarmax drybulk carriers with scheduled delivery in 2015.